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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          Reported) September 25, 1998

         FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1998, which forms Ocwen Mortgage Loan Trust 1998-OFS3, which will issue the Mortgage Loan
                  Asset-Backed Certificates, Series 1998-OFS3).

                        FINANCIAL ASSET SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

         Delaware                     333-44067                06-1442101
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

600 Steamboat Road
Greenwich, Connecticut                                         06830

(Address of Principal                                        (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (203) 625-2700
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Item 5.  Other Events.

Filing of Derived Materials.

         In connection with the offering of the Ocwen Home Equity Loan Trust, Series 1998-OFS3, Asset Backed Pass-Through Certificates (the "Certificates") Greenwich Capital Markets, Inc. as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to their potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation 202, the Registrant is filing certain computational materials by paper filing on Form SE.

         For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.


Item 7.  Financial Statements, Pro Forma Financial

                  Information and Exhibits.
                  -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         The following is filed herewith. The exhibit number 99 corresponds with
         Item 601(b) of Regulation S-K.

         Exhibit No.                        Description

                  99 Computational Materials filed on Form SE dated September 25, 1998


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FINANCIAL ASSET SECURITIES CORP.

                                         By:  /s/ John Graham
                                            -----------------------------
                                            Name:    John Graham
                                            Title:

Dated:  September 25, 1998


Exhibit Index

Exhibit                                                                     Page

99.   Computational Materials filed on Form SE dated September 25, 1998.






              IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
               COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER.

                                   EXHIBIT 99

                             COMPUTATIONAL MATERIALS

                                       for

                        FINANCIAL ASSET SECURITIES CORP.

                 Ocwen Home Equity Loan Trust, Series 1998-OFS3

                   FILED ON FORM SE, DATED SEPTEMBER 25, 1998.




                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599

                               September 25, 1998

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

                Re:      Financial Asset Securities Corp.,
                         Ocwen Home Equity Loan Trust, Series 1998-OFS3 Asset-Backed Pass-Through Certificates

Ladies and Gentlemen:

         On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                Very truly yours,

                                /s/ Michael Braun
                                -----------------
                                  Michael Braun

Enclosure